UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 16, 2025
Date of Report (date of earliest event reported)
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STRATA CRITICAL MEDICAL, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39046 (Commission File Number)	84-1890381 (I.R.S. Employer Identification Number)
31 Hudson Yards, 14th Floor New York, NY 10001
(Address of principal executive offices and zip code)
(585) 301-1762
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SRTA	The Nasdaq Stock Market
Warrants, each exercisable for one share of Common Stock at a price of $11.50	SRTAW	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) .
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 16, 2025, Strata Critical Medical, Inc., a Delaware corporation (“Strata” or the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) among Strata Critical, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the “Buyer”), Keystone Perfusion Services, LLC, a Pennsylvania limited liability company (“Keystone”), LRV Holdco, Inc., a Delaware corporation (“Seller”), the Louis Verdetto Irrevocable Trust, Louis Verdetto, and, solely for the purposes set forth therein, the Company, pursuant to which the Buyer agreed to acquire all of the issued and outstanding equity interests of Keystone, an organ recovery and normothermic regional perfusion service provider to the transplant industry (such transaction, the “Acquisition”). The closing of the transactions contemplated by the Purchase Agreement (the “Closing”) occurred on September 16, 2025.

The aggregate consideration (including contingent consideration) payable by Buyer in connection with the Acquisition consists of (a) $124 million, subject to adjustment as set forth in the Purchase Agreement, payable eighty percent in cash and twenty percent in shares of the Company’s common stock, par value $0.0001 per share (the “Company Shares”) (as so adjusted, the “Purchase Price”), and (b) up to $23 million to be received upon the satisfaction of certain financial performance targets described in the Purchase Agreement during the twelve, twenty-four and thirty-six months, respectively, following the Closing. The Purchase Price may be subject to downward adjustment by up to $12.4 million if Keystone's actual 2025 adjusted EBITDA performance is less than $13,348,402.00, or an upward adjustment by up to $12.4 million if Keystone's actual 2025 adjusted EBITDA performance exceeds $14,753,497.00, as set forth in the Purchase Agreement. The contingent consideration shall be payable in a mix of cash and Company Shares as described in the Purchase Agreement. The number of Company Shares issued to Seller shall be based on the average of the daily volume-weighted average sales price per Company Share as reported by Bloomberg for the Nasdaq Stock Market for each of the twenty consecutive trading days ending on and including the second trading day preceding the date of Closing or, with respect to the contingent consideration, the applicable measurement dates described in the Purchase Agreement. At the Closing, net of transaction expenses and other adjustments, Seller received approximately 88% of the Purchase Price in cash and 12% of the Purchase Price in Company Shares.

The parties have made customary representations, warranties and covenants in the Purchase Agreement. The representations and warranties of the respective parties to the Purchase Agreement will generally survive the Closing for twelve months following the date of the Closing, provided that certain fundamental representations and warranties of the respective parties to the Purchase Agreement will survive the Closing until sixty days after the expiration of the applicable statute of limitations. Buyer has obtained representation and warranty insurance, which will serve as Buyer’s sole recourse, other than in limited exceptions, for losses related to breaches of the representations and warranties of Keystone or Seller following the Closing.

The foregoing summary of the Purchase Agreement and the Acquisition contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement is being filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or any other parties thereto. The representations, warranties and covenants of each party set forth in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific dates set forth therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The Company’s investors and security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files with the Securities and Exchange Commission.

Item 2.01    Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this item 2.01.

The Company will file with the SEC the financial statements and pro forma financial information required to be filed pursuant to Item 9.01 of Form 8-K within 71 days after the date on which this Current Report on Form 8-K was required to be filed with the SEC.

Item 3.02    Unregistered Sales of Equity Securities
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Company issued 3,434,607 of Company Shares in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D promulgated thereunder.

Item 7.01    Regulation FD Disclosure.
On September 16, 2025, the Company issued a press release announcing the transactions contemplated by the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information in this Item 7.01, including the corresponding Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filings under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.
Forward-looking statements include all statements that are not historical facts and may be identified by the use of words such as "will", “anticipate”, “believe”, “could”, “continue”, “expect", “estimate”, “may”, “plan”, “outlook”, “future”, "target", and “project” and other similar expressions and the negatives of those terms. These statements, which involve risks and uncertainties, relate to the anticipated benefits and synergies anticipated with the acquisition of Keystone, the anticipated financial performance of the combined company, analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to Strata’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the impact and anticipated benefits of the acquisition of Keystone), the impact of such acquisition on Strata’s financial performance and liquidity outlook, Strata’s future plans and business strategies, financial and operating performance (including the discussion of financial and liquidity outlook and guidance for 2025 and beyond), the composition and performance of its fleet, results of operations, industry environment and growth opportunities and new product lines and partnerships. These statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.
Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Strata’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include; unexpected costs, charges, or expenses resulting from the recently completed divestiture of Strata’s passenger business; any failure to realize the anticipated efficiencies and benefits of the acquisition of Keystone; our continued incurrence of significant losses; failure of the markets for our offerings to grow as expected, or at all; our ability to successfully enter new markets and launch new routes and services; any adverse publicity stemming from accidents involving small aircraft, helicopters or charter flights and, in particular, any accidents involving our third-party operators; the impact of the recently completed sale of the passenger business, any change to the ownership of our aircraft and the challenges related thereto; the effects of competition; harm to our reputation and brand; our ability to provide high-quality customer support; our ability to maintain a high daily aircraft usage rate; changes in economic conditions; impact of natural disasters, outbreaks and pandemics, economic, social, weather, geopolitical, growth constraints, and regulatory conditions or other circumstances on metropolitan areas and airports where we have geographic concentration; the effects of climate change, including potential increased impacts of severe weather and regulatory activity; the availability of aircraft fuel; our ability to address system failures, defects, errors, or vulnerabilities in our website, applications, backend systems or other technology systems or those of third-party technology providers; interruptions or security breaches of our information technology systems; our placements within mobile applications; our ability to protect our intellectual property rights; our use of open source software; our ability to expand and maintain our infrastructure network; our ability to access additional funding; our ability to identify, complete and successfully integrate future acquisitions; our ability to manage our growth; increases in insurance costs or reductions in insurance coverage; the loss of key members of our management team; our ability to maintain our company culture; our reliance on contractual relationships with certain transplant centers and

Organ Procurement Organizations; effects of fluctuating financial results; our reliance on third-party operators; the availability of third-party operators; disruptions to third-party operators; increases in insurance costs or reductions in insurance coverage for our third-party aircraft operators; the possibility that our third-party aircraft operators may illegally, improperly or otherwise inappropriately operate our branded aircraft; our reliance on third-party web service providers; changes in our regulatory environment; risks and impact of any litigation we may be subject to; regulatory obstacles in local governments; the expansion of domestic and foreign privacy and security laws; the expansion of environmental regulations; our ability to remediate any material weaknesses or maintain internal controls over financial reporting; our ability to maintain effective internal controls and disclosure controls; changes in the fair value of our warrants; and other factors beyond our control. Additional factors can be found in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each as filed with the U.S. Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Strata undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.
A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including, but not limited to: (i) the effect of the announcement of the events described in this Current Report and the Acquisition on the Company’s business relationships, operating results, and business generally; (ii) unexpected costs, charges, or expenses resulting from the events described in this Current Report and the Acquisition; and (iii) other risks described in the risk factors set forth in the Company’s filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed by the Company. Any forward-looking information presented herein is made only as of the date of this Current Report, and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.
Item 9.01    Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
2.1
Purchase and Sale Agreement, dated as of September 16, 2025, among Strata Critical, Inc., Keystone Perfusion Services, LLC, LRV Holdco, Inc., the Louis Verdetto Irrevocable Trust, dated August 20, 2025, Louis Verdetto, and, solely for the purposes set forth therein, Strata Critical Medical, Inc.

99.1	Press Release, dated September 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA CRITICAL MEDICAL, INC.

Dated: September 16, 2025	By:	/s/ William A. Heyburn
	Name:	William A. Heyburn
	Title:	Co-Chief Executive Officer and Chief Financial Officer